                                                                  EXHIBIT 10.4


                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "Release") is entered into as of March 24, 1999 by and between QUALCOMM Incorporated, a Delaware corporation, and QUALCOMM Personal Electronics, a California partnership (collectively, "QUALCOMM"), on the one hand, and Telefonaktiebolaget LM Ericsson (publ), a Swedish corporation, and Ericsson Inc., a Delaware corporation (collectively, "Ericcson"), on the other hand.

                                    RECITALS

     A. QUALCOMM and Ericsson are parties in the civil action entitled "Ericsson Inc. et al. v. QUALCOMM Inc. et al.," Civil Action No. 2:96cv183-DF/HWM (Consolidated), in the United States District Court for the Eastern District of Texas, Marshall Division, as well as the civil action untitled "OKI America, Inc. v. Telefonaktiebolaget LM Ericsson, Sweden and Ericsson Inc.," No. C-96 20747 RMW (EAI), in the United States District Court for the Northern District of California, San Jose Division (together, the "Litigation"), and by entering into this Release agree to stay and ultimately to settle and dismiss their respective claims in the Litigation and to release all existing claims relating thereto, subject to the terms and conditions hereof;

     B. Simultaneously with the execution and delivery of this Release, QUALCOMM and Ericsson have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which Ericsson has agreed to purchase and QUALCOMM has agreed to sell substantially all the assets and liabilities of QUALCOMM's infrastructure business (the "Acquired Business"), subject to the terms and conditions thereof; and

     C. Also simultaneously with the execution and delivery of this Release, in connection with the settlement of the Litigation and the purchase and sale of the Acquired Business, QUALCOMM and Ericsson have entered into a Multi-Product License Agreement and a Subscriber Unit License Agreement (the "License Agreements") pursuant to which each party has agreed to grant the other party a license under the specific patents identified in the License Agreements and such other patents as may be designated under the terms of the License Agreements for use in CDMA applications, including but not limited to, in cdmaone (including 1S-95, 1S-95A, 1S-95B, ANSI J-STD-008 and Q-CDMA), cdma2000 and W-CDMA, contingent upon the Closing of the purchase and sale of the Acquired Business pursuant to the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the License Agreements, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Stay. Upon the execution of this Release, Ericsson and QUALCOMM agree to stay the Litigation for a period of four months, and shall jointly move for an immediate stay of all proceedings and of all pending decisions by each court in the Litigation for such period. The parties agree that in the event of any termination of the Asset Purchase Agreement prior to the end of such period, the stay shall be lifted, and the parties shall jointly move therefor.

     2. Dismissal. Upon the Closing (as defined in the Asset Purchase Agreement) of the purchase and sale of the Acquired Business pursuant to the Asset Purchase Agreement, Ericsson and QUALCOMM shall dismiss with prejudice all of their respective claims and counterclaims against each other in the Litigation, each party to bear its own costs (and attorneys' fees) related to the Litigation. Upon the closing of the Asset Purchase Agreement, each party shall promptly file in the Litigation all pleadings and papers necessary to accomplish such dismissal. The parties agree that any subsequent claims or actions filed by either party arising out of any claim or cause of action that is the subject of this Release will also be subject to dismissal with prejudice.

     3. No Admission. The parties hereby expressly agree and acknowledge that, by entering into and performing this Release, neither of them admits any liability or wrongdoing or the truth of any allegation contained in any claim, defense, or counterclaim alleged in the Litigation. Neither this Release nor any action taken to carry out this Release may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

     4. General Mutual Release. Upon the Closing of the purchase and sale of the Acquired Business pursuant to the Asset Purchase Agreement, in consideration of the covenants and agreements contained herein and in the License Agreements, and on behalf of their officers, directors, shareholders, affiliates, successors, heirs, executors, administrators, and assigns, QUALCOMM hereby fully and forever releases and discharges Ericsson, and Ericsson hereby fully and forever releases and discharges QUALCOMM, from any and all claims, demands, liabilities, commissions, payments, obligations, responsibilities, suits, actions and causes of action, whether liquidated or unliquidated, fixed or contingent, known or unknown, which the releasing party or any of its present Affiliates (as defined below) may have on account of any act or omission as of the Closing Date (as defined in the Asset Purchase Agreement) arising out of or relating to the Litigation and the termination thereof. "Affiliates" of any party means all other persons or entities controlling, controlled by or under common control with, such specified party.

     5. Waiver. All rights under Section 1542 of the Civil Code of the State of California, and under any and all similar laws of any governmental entity, are hereby expressly waived. Each party is aware that said Section 1542 of the Civil Code of the State of California provides as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     6. Representations. Each party hereby represents and warrants to the other that (a) it is duly and fully authorized to enter into this Release, that this Release has been duly authorized, executed and delivered by it and that this Release is enforceable against it in accordance with its terms, (b) it is executing this Release after consultation with its own independent legal counsel and (c) it has not heretofore assigned or transferred to any person or entity any right, title or interest in any of the claims asserted in the litigation or in the matters that it purports to release herein.

     7. Entire Agreement; Governing Law. This Release, the License Agreements and the Asset Purchase Agreement form the entire agreement between the parties concerning the subject matter hereof. There are no other existing agreements or understandings between the parties hereto relating to the settlement and release provided for in this Release. All prior agreements, promises or negotiations between the parties are merged into this Release and the License Agreements and Asset Purchase Agreement. This Release shall be governed by and construed in accordance with the law of the State of New York.

     8. Termination. This Release shall terminate automatically and without any action on the part of any party hereto in the event of any termination of the Asset Purchase Agreement.

     9. Successors, Assigns and Beneficiaries. This Release shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, assigns, representatives, beneficiaries and attorneys.

     10. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     11. Further Acts. Each party to this Release agrees to perform any and all further acts and execute and deliver any and all further documents that may be reasonably necessary to carry out the provisions of this Release.

     12. Waiver and Amendments. No waiver of any provision of this Release shall be deemed a waiver of any other provision. Any amendment to this Release shall be in writing and signed by both parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Release through their duly authorized representatives, as of the date first set forth above.


                                   QUALCOMM INCORPORATED

                                   By /s/ [Signature Illegible]
                                      -----------------------------------
                                      Name:
                                      Title:


                                   QUALCOMM PERSONAL ELECTRONICS
                                   By QUALCOMM Incorporated, its general partner

                                   By /s/ [Signature Illegible]
                                      -----------------------------------
                                      Name:
                                      Title:


                                   TELEFONAKTIEBOLAGET LM ERICSSON(publ)

                                   By /s/ [Signature Illegible]
                                      -----------------------------------
                                      Name:
                                      Title:


                                   By /s/ [Signature Illegible]
                                      ------------------------------------
                                      Name:
                                      Title:


                                   ERICSSON INC

                                   By /s/ [Signature Illegible]
                                      ------------------------------------
                                      Name:
                                      Title: